Exhibit 99.1 FY89 FY90 FY91 FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06P Sales 188 296 309.973 351.491 410.771 519.349 687.983 838.144 1158.894 1447.99 1561.218 1542.334 1628.901 1636.047 1787 1895 2344 2547 EBITDA 27.105 40.608 38.444 49.736 62.409 79.239 110.018 139.784 146.505 199.783 205.455 200.012 198.372 200.56 238.233 252.2 318 364 Interest Expense 13.2 17.579 15.712 12.838 11.403 12.486 17.625 24.862 39.752 53.29 60.298 58.712 62.737 51.859 49.7 45.6 60 55 Equity 50.1 89.2 91.8 104.9 127.6 156.7 189.7 236.2 336.7 426.9 470.9 472.5 496.8 503.1 596.9 691.9 800 919 Sales Adjusted EBITDA Interest Expense Sales ($ millions) Stockholders' Equity, Adj. EBITDA, Interest ($ millions) * Note that Interest Expense includes the discount on the securitization of trade receivables. Stockholders' Equity